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                              Summary Plan Description



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                                    Prepared for




                               Keynote Systems, Inc.


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                                       Page 1
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INTRODUCTION

Effective 01-01-1997, Keynote Systems, Inc. has adopted the Keynote Systems, Inc. 401(k) Plan designed to help you meet your financial needs during your retirement years. The plan sequence number, which identifies the number of qualified plans Keynote Systems, Inc. currently maintains or has previously maintained, is 001.

To become a Participant in the Plan, you must meet the Plan's eligibility requirements. Once you become a Participant, Keynote Systems, Inc. will maintain an Individual Account for you. Each Plan Year your account will be adjusted to reflect contributions, gains, losses, etc. The percentage of your account to which you will be entitled when you terminate employment depends on the Plan's vesting schedule. These features are explained further in the following pages.

The actual Plan is a complex legal document that has been written in the manner required by the Internal Revenue Service (IRS) and is referred to as the Basic Plan Document. This document is called a Summary Plan Description (SPD) and explains and summarizes the important features of the Basic Plan Document. Keynote Systems, Inc. may make contributions to this Plan. In addition, you may be able to elect to reduce your annual taxable income by deferring a portion of your Compensation into the Plan as Employee 401(k) Contributions. You should consult the Basic Plan Document for technical and detailed Plan provisions. The legal operation of the Plan is controlled by the Basic Plan Document and not this SPD.

If at any time you have specific questions about the Plan as it applies to you, please bring them to the attention of the Plan Administrator whose address and telephone number appear in Section One of this SPD. You may also examine the Basic Plan Document itself at a reasonable time by making arrangements with the Plan Administrator.

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Contents of the Summary Plan Description


    SECTION ONE         DEFINITIONS

    SECTION TWO         ELIGIBILITY AND PARTICIPATION
                        INFORMATION IN THIS SECTION INCLUDES:
                        ELIGIBLE CLASSES OF EMPLOYEES
                        AGE AND SERVICE REQUIREMENTS
                        HOW HOURS OF SERVICE ARE COUNTED
                        WHEN YOU CAN PARTICIPATE IN THE PLAN

    SECTION THREE       FUNDING AND ADMINISTRATION OF THE PLAN
                        INFORMATION IN THIS SECTION INCLUDES:
                        PLAN CONTRIBUTION SOURCES, ALLOCATIONS AND LIMITATIONS
                        COMPENSATION
                        PLAN ADMINISTRATION AND MANAGEMENT
                        SELF DIRECTION OF INVESTMENTS

    SECTION FOUR        DISTRIBUTION OF BENEFITS AND VESTING
                        INFORMATION IN THIS SECTION INCLUDES:
                        BENEFIT ELIGIBILITY
                        DISTRIBUTION OF BENEFITS
                        HOW YOUR VESTED AMOUNT IS DETERMINED
                        RESTRICTIONS OR PENALTIES ON DISTRIBUTIONS
                        PAYOUTS TO YOUR BENEFICIARIES

    SECTION FIVE        CLAIMS PROCEDURE
                        INFORMATION IN THIS SECTION INCLUDES:
                        WHAT TO DO TO RECEIVE BENEFITS
                        HOW TO FILE A CLAIM

    SECTION SIX         MISCELLANEOUS
                        INFORMATION IN THIS SECTION INCLUDES:
                        BORROWING FROM THE PLAN
                        BREAK IN SERVICE SITUATIONS
                        PLAN TERMINATION

    SECTION SEVEN       RIGHTS UNDER ERISA
                        INFORMATION IN THIS SECTION INCLUDES:
                        THE RIGHTS AND PROTECTIONS A PLAN PARTICIPANT IS
                        ENTITLED TO UNDER THE EMPLOYEE RETIREMENT INCOME
                        SECURITY ACT

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SECTION ONE:  DEFINITIONS

The following definitions are used in the text of this SPD. These words and phrases are capitalized throughout the SPD for ease of reference.

COMPENSATION - means the earnings paid to you by Keynote Systems, Inc.

EMPLOYEE - means any person employed by Keynote Systems, Inc.

EMPLOYEE 401(k) CONTRIBUTIONS - means the dollars you put into the Plan through before-tax payroll deductions.

EMPLOYER - means Keynote Systems, Inc., the corporation maintaining this Plan.

EMPLOYER CONTRIBUTION - means the amount contributed to the Plan on your behalf by Keynote Systems, Inc.

INDIVIDUAL ACCOUNT - means the contribution account established and maintained for you which is made up of all contributions made by you or on your behalf.

MATCHING CONTRIBUTION - means a contribution made by Keynote Systems, Inc. to the 401(k) Plan on your behalf based upon your Employee 401(k) Contributions and/or your Nondeductible Employee Contributions.

PARTICIPANT - means an Employee who has met the eligibility requirements, has entered the Plan, and has become eligible to make or receive a contribution to his or her Individual Account.

PAYROLL DEDUCTION FORM - means the agreement you sign to authorize Keynote Systems, Inc. to deduct your Employee 401(k) Contributions from your Compensation and put them into the 401(k) Plan.

PLAN - means the specific retirement Plan Keynote Systems, Inc. has set up. The Plan is governed by a legal document containing various technical and detailed provisions. The Plan Administrator has a copy of the Plan document.

PLAN ADMINISTRATOR - The Plan Administrator is responsible for directly administering the Plan. Keynote Systems, Inc. is the Plan Administrator of this Plan and is therefore responsible for the day-to-day administration and management of the Plan. To insure efficient and sound operation and management of the Plan, Keynote Systems, Inc. has the discretionary authority to appoint other persons as may be necessary to act on its behalf or assist in performing these responsibilities. The address and phone number of Keynote Systems, Inc. are listed below.

Keynote Systems, Inc.
Two West Fifth Avenue
San Mateo, CA 94402
415-524-3012

PLAN YEAR - means the calendar year.


SECTION TWO:  ELIGIBILITY AND PARTICIPATION

ELIGIBLE CLASSES OF EMPLOYEES

You will generally be eligible to become a Participant in the Plan after having satisfied the age and service requirements. Even if you satisfy the eligibility criteria, however, you are not eligible to participate if you are covered by a collective bargaining agreement (e.g., union agreement) unless the agreement requires you to be eligible. In addition, you are ineligible if you are a nonresident alien and receive no earned income from Keynote Systems, Inc. within the United States.

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AGE AND SERVICE REQUIREMENTS

EMPLOYEE 401(k) AND MATCHING CONTRIBUTIONS

You will become eligible to enter the Plan, make Employee 401(k) Contributions and receive Matching Contributions when you attain age 21. You need not perform a minimum amount of service to become eligible to participate.

PROFIT SHARING CONTRIBUTIONS

You will become eligible to enter the Plan and receive profit sharing contributions when you attain age 21. You need not perform a minimum amount of service to become eligible to participate.

You will be credited with a year of service for eligibility purposes if you work 1000 or more hours during the year.

HOW HOURS OF SERVICE ARE COUNTED

Your hours of service are generally counted on the basis of the actual number of hours you work or for which you are entitled to Compensation. Instead of counting hours of service for purposes of determining your number of Years of Eligibility Service, however, you will receive credit for the period of time during which you are paid or entitled to pay from Keynote Systems, Inc. for each type of contribution for which you are required to perform a fractional Year of Eligibility Service.

WHEN YOU CAN PARTICIPATE IN THE PLAN

After you have met the eligibility requirements, you will become a Participant in the Plan on the applicable entry date(s). During each Plan Year there are generally at least two entry dates. Keynote Systems, Inc. has designated the first day of the Plan Year and the first day of the seventh month of the Plan Year as entry dates for this Plan. You will continue to participate in the Plan as long as you do not incur a break in service. A break in service is a 12 consecutive month period during which you fail to work in excess of 500 hours. However, no break in service will occur if the reason you did not work more than the required number of hours was because of certain absences due to birth, pregnancy or adoption of children, military service or other service during a national emergency during which your re-employment under a federal or state law is protected and you do, in fact, return to work within the time required by law.

SECTION THREE:  PLAN FUNDING AND ADMINISTRATION
PLAN CONTRIBUTION SOURCES, ALLOCATIONS AND LIMITATIONS

EMPLOYEE 401(k) CONTRIBUTIONS

Effective 01-01-1997 (or the date you begin participating in the Plan, if later), you may make before-tax contributions to the Plan through payroll deduction. Such contributions are called Employee 401(k) Contributions.

To begin making Employee 401(k) Contributions, you must complete and sign a Payroll Deduction Form. Once you become eligible to participate in the Plan, Keynote Systems, Inc. will provide you with such form.

For example, assume your compensation is $15,000. For Plan Year 1996, you wish to make an Employee 401(k) Contribution to the Plan and sign a Payroll Deduction Form authorizing an Employee 401(k) Contribution of 5% of your Compensation. As a result, Keynote Systems, Inc. will pay you $14,250 as gross taxable income and will deposit your 5% Employee 401(k) Contribution (i.e., $750) into the Plan for you.

LIMITS ON EMPLOYEE 401(k) CONTRIBUTIONS

Federal tax laws and plan documents govern the amount of Employee 401(k) Contributions which you may make. Specifically, federal law places two annual limits on the amount you may defer into a 401(k) plan -an individual limit and an average limit.

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Individual Limit

Federal tax law limits the amount you can put into the Plan during each of your tax years (generally, a calendar year). For 1996 and 1997, the limit is $9,500. This amount is indexed periodically for changes in the cost-of-living index. This limit applies to all Employee 401(k) Contributions you make during your tax year to any 401(k) plans maintained by your present or former employers.

If you defer more than you are allowed, you must submit in writing for the return of the excess to Keynote Systems, Inc. no later than March 1.

The excess amount and any earnings you may have received on the excess must be taken out of the Plan by April 15 of the year following the year the money went into the Plan. The excess amounts will appear on your Form W-2 and will be taxable income for the year in which you put the excess into the Plan. If the excess is not removed from the Plan by April 15, you will have to pay additional income tax.

EXAMPLE: You deferred $100 more than the law allows in 1996 and you had earnings of $10 on the excess. You removed your $100 excess and the $10 earnings by April 15, 1997. The excess will be reported on your 1996 Form W-2 and you will pay income tax on that amount.

Average Limits

Tax law defines a group of an employer's employees known as highly compensated employees. Highly compensated employees making Employee 401(k) Contributions are limited in the percent of their compensation which they defer based on the average percent of compensation deferred by the non-highly compensated group of employees during the Plan Year. If these limits apply to you, Keynote Systems, Inc. can give you additional information about them.

Plan Specific Limitations

Upon completion of a Payroll Deduction Form, your compensation will be reduced each pay period by the percent you specify. Keynote Systems, Inc. permits you to defer a percentage of your Compensation from 1% to 15% in increments of 1% each Plan Year.

To change the amount of your Employee 401(k) Contributions, you must complete and sign a revised Payroll Deduction Form and return it to Keynote Systems, Inc. at least 30 days before the change will take effect or a lesser number of days if Keynote Systems, Inc. permits. Keynote Systems, Inc. will establish uniform and nondiscriminatory rules regarding when you may change your Payroll Deduction form.

To discontinue making Employee 401(k) Contributions, you must complete and sign a revised Payroll Deduction Form. Keynote Systems, Inc. will establish uniform and nondiscriminatory rules regarding when you may resume making deferrals if you stop.

MATCHING CONTRIBUTIONS

Individual Limits

Matching Contributions are Employer Contributions which are contributed to the Plan based on your Employee 401(k) Contributions. Effective 01-01-1997 or the date you begin participating in the Plan, if later), Keynote Systems, Inc. may make Matching Contributions to the Plan equal to a percentage of your Employee 401(k) Contributions which Keynote Systems, Inc. will determine each year.
There is no minimum hours of service required if you are employed on the last day of the Plan Year. However, you must work at least 500 hours of service during the Plan Year in order to receive a Matching Contribution if you separate from service before the end of the Plan Year. The hour of service requirement will be waived, however, if you die, or if you separate from service after attaining normal retirement age or after becoming disabled.

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     Average Limits.

     Tax law defines a group of an employer's employees known as highly compensated employees. Highly compensated employees receiving Matching Contributions are limited in the amount of Matching Contributions which they may receive based on the average Matching Contribution (as a percent of compensation) received by the non-highly compensated group of employees during the Plan Year. If these limits apply to you, Keynote Systems, Inc. can give you additional information about them.

PROFIT SHARING CONTRIBUTIONS

Each year, the managing body of Keynote Systems, Inc. will determine the amount, if any, which it will contribute to the Plan. Employer Contributions to a profit sharing plan in general can range from 0% to 15% of participants' compensation each year.

There is no minimum hours of service required for contribution purposes if you are employed on the last day of the Plan Year. However, you must work at least 500 hours of service during the Plan Year in order to receive a profit sharing contribution if you separate from service before the end of the Plan Year. The hour of service requirement will be waived, however, if you die, or if you separate from service after attaining normal retirement age or after becoming disabled.

If you satisfy the requirements and are entitled to a profit sharing contribution, you will receive a pro rata allocation based on your Compensation in relation to the Compensation of all Participants entitled to profit sharing contributions.

For example, assume you are one of 10 Participants in the Plan and your Compensation is $10,000. Assume further the Compensation of all Participants when added together equals $100,000. The ratio of your Compensation ($10,000) to that of all Participants ($100,000) is 1/10. Therefore, 1/10 of the contribution made by your Employer to the Plan will be allocated to your account.

ROLLOVER CONTRIBUTIONS

Keynote Systems, Inc. allows you to make rollover contributions, regardless of whether you have become a Participant in the Plan. You are 100% vested in your rollover contributions at all times and may withdraw them from the Plan at any time.

ANNUAL ADDITIONS LIMITATION

In spite of the contribution/allocation formulas described earlier, federal law limits the annual amount which may be allocated to your account to the lesser of $30,000 or 25% of your Compensation.

COMPENSATION

The definition of compensation for plan purposes can vary for many reasons. For example, federal tax law may require use of one definition of compensation for nondiscrimination testing and another definition for contribution allocation purposes. In addition, federal tax law permits employers such as Keynote Systems, Inc. to choose the definition of compensation which will be used for other purposes. Regardless of the various definitions of compensation which may be required or allowed, however, in the event your Compensation exceeds $150,000 per year, only the first $150,000 will be counted as Compensation under the Plan. This $150,000 cap will be adjusted periodically by the Internal Revenue Service for increases in the cost-of-living. (For Plan Years beginning on or after January 1, 1997, the $150,000 cap is increased to $160,000.)

Also, if you satisfy the eligibility requirements and enter the Plan on a date other than the first day of the year over which your Compensation is to be determined, the Compensation earned during the year, but prior to your entry into the Plan will be included.

Keynote Systems, Inc. has elected to use your W-2 compensation. determined over the calendar year ending with or within the Plan Year, for purposes of this Plan. Your Compensation, however, will be adjusted as described below.

For purposes of determining your Compensation, elective deferrals you make to a Keynote Systems, Inc. cafeteria, 401(k), salary deferral SEP or tax sheltered annuity plan will be included.

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PLAN ADMINISTRATION AND MANAGEMENT

All contributions made to the Plan on your behalf will be placed in a trust fund established to hold dollars for the benefit of all Participants. Keynote Systems, Inc. will establish and maintain an Individual Account for you and all Participants. Your Individual Account will be used to track your share in the total trust fund.

This Plan allows you to direct the investment of the assets in your Individual Account. Keynote Systems, Inc. will establish uniform and nondiscriminatory policies describing how and when you may provide investment directions. You will be responsible for any expenses and losses resulting from your choice of investments.

SECTION FOUR:  DISTRIBUTION OF BENEFITS AND VESTING

BENEFIT ELIGIBILITY

Certain events must occur before you can withdraw money from the Plan. In general, benefits may be withdrawn upon termination of employment after attaining normal retirement age or upon Plan termination. Normal retirement age under this Plan is age 65.

You may withdraw all or a portion of the vested Employer Contributions if you:

     - terminate employment before attaining normal retirement age
     - become disabled
     - attain normal retirement age but continue to work
     - qualify for in-service distributions on account of financial hardship

In addition, you may withdraw your Employee 401(k) Contributions if you:

     - attain age 59 1/2 but continue to work
     - incur a financial hardship

Under your Plan, the only financial needs which are considered to meet the financial hardship requirements are the following items: deductible medical expenses for you or your immediate family, purchase of your principal residence, payment of tuition for the next quarter or semester for you or your immediate family, or to prevent eviction from your home or foreclosure upon your principal residence. A hardship distribution cannot exceed the amount of your immediate and heavy financial need and you must have obtained all distributions and all nontaxable loans from all Plans maintained by Keynote Systems, Inc. prior to qualifying for a hardship distribution. Hardship distributions are subject to a 10% penalty tax if received before you reach age 59 1/2.

DISTRIBUTION OF BENEFITS

FORM OF PAYMENT

Payments from the Plan that are eligible rollover distributions can be taken in two ways. You may have all or any portion of your eligible rollover distribution either (1) paid in a direct rollover to an IRA or another employer plan or (2) paid to you. If you choose to have your Plan benefits paid to you, you will receive only 80% of the payment, because Keynote Systems, Inc. is required to withhold 20% of the payment and send it to the IRS as income tax withholding to be credited against your taxes.

Keynote Systems, Inc. will give you more information about your options around the time you request your payout from the Plan. That information will, among other things, define what an eligible rollover distribution is.

If your vested Individual Account (i.e., the amount of money in the Plan you are entitled to) is no more than $3,500, your benefits will be paid, either directly to you or as a direct rollover to an IRA or another plan, in a single lump sum payment.

If your vested Individual Account balance is more than $3,500, your payouts will be in the form of an annuity, unless the annuity option is waived. An annuity will provide you with a series of periodic payments, usually monthly. The annuity

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must be purchased from an insurance company.  The size of the payments you receive from the annuity will depend upon many factors including the value or your vested Individual Account balance.

If you are married, the annuity will provide monthly payments for as long as you or your spouse live. This type of annuity is called a joint and survivor annuity. If you die before your spouse, the monthly payments to your spouse will be a percentage of the payments you had been receiving before your death. The survivor annuity is equal to 50%.

If you are not married, the type of annuity you will receive will provide you with monthly payments for as long as you live.

If you do not want an annuity payout, you may choose other types of payments. To waive the annuity option, you must fill out and sign a waiver form. If you are married, your spouse must consent to and sign the waiver form in the presence of a notary public. You and your spouse may sign the waiver form any time within 90 days of the start of your payments.

EXAMPLE: Bill wants to start receiving money on March 31, 1996. He and his spouse can sign the waiver form any time from January 1 through March 31, 1996. Bill can now take his money in another form, such as a single lump sum payment.

Contributions made to the Plan by you or on your behalf may be used to purchase units in various investment funds. The value of these funds can change daily. Because the value of your units can change daily, the value shown on your statement(s) may be different than the actual amount you receive for a payout.

TIMING OF BENEFIT PAYMENTS

If the value of your Individual Account is no more than $3,500, Keynote Systems, Inc. may direct that your benefits be paid within 90 days after the end of the Plan Year in which you become eligible to receive them.

If your account is more than $3,500, your funds may be left in the Plan until you submit a written request to Keynote Systems, Inc. for payment. However, you must begin taking required minimum distributions at age 70 1/2 if you are a five percent or more owner of your Employer. If you are not a five percent or more owner, you must begin taking required minimum distributions from the Plan by April 1 of the year after the year in which you turn age 70 1/2 or, if later, April 1 of the year after the year in which you separate from service. Keynote Systems, Inc. can provide you with the proper request forms. Once you have returned the completed request to Keynote Systems, Inc., payment will be made no later than 90 days after the close of the Plan Year in which Keynote Systems, Inc. received your request.

REQUIRED MINIMUM DISTRIBUTIONS

The tax laws and regulations require you to start taking minimum distributions from the Plan by April 1 of the year after the year in which you turn 70 1/2 years of age if you are a five percent or more owner of your Employer. If you are not a five percent or more owner, you must begin taking required minimum distributions from the Plan by April 1 of the year after the year in which you turn age 70 1/2 or, if later, April 1 of the year after the year in which you separate from service. Minimum distributions must continue every year thereafter and must be taken by December 31. In general, the amount of the annual minimum distribution is determined by dividing the balance in your Individual Account by your life expectancy or the joint life expectancy of you and your Plan beneficiary.

DETERMINING YOUR VESTED AMOUNT

AMOUNT OF BENEFIT

Whether you receive the full value of your account(s) depends on the reason you are receiving the distribution and your vested percentage in your contributions. Your distribution will be the full value of your Individual Account (that is, you will be 100% vested) if you reach normal retirement age, Keynote Systems, Inc. terminates this Plan, there is a complete discontinuance of contributions to the Plan, you die, become disabled or you satisfy the early retirement age provisions.

However, if you terminate employment and thus become eligible for a distribution from the Plan, your distribution will be only the vested amount in your Individual Account. Loss, denial or reduction of anticipated benefits may occur if you terminate employment before becoming, fully vested, or if all or a portion of your benefit is set aside for an alternate

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payee under a qualified domestic relations order (QDRO).  You may also lose your benefit if you cannot be located when a benefit becomes payable to you.

However, the vested amount of your Individual Account will depend upon the types of contributions made to your account. You will be fully vested at all times in all Employee 401(k) Contributions.

Your vested amount is determined by multiplying a percentage from a vesting schedule by the total value of your Individual Account. The vesting schedule determines how rapidly your Individual Account balance becomes nonforfeitable based on years of service.

EXAMPLE: Assume you have $10,000 in your Individual Account and you terminate employment when you are 40% vested. Your vested amount would be $4,000
(.40 x $10,000).

You will generally be vested in your Individual Account derived from profit sharing contributions and forfeitures according to the following schedule.

YEARS OF VESTING SERVICE      VESTED PERCENTAGE
------------------------      -----------------
1                                   25%
2                                   50%
3                                   75%
4                                  100%

You will generally be vested in your Individual Account derived from Matching Contributions and forfeitures according to the following schedule.

YEARS OF VESTING SERVICE      VESTED PERCENTAGE
------------------------      -----------------
1                                   25%
2                                   50%
3                                   75%
4                                  100%

VESTING SCHEDULE FOR TOP-HEAVY PLANS

A top-heavy plan is one in which more than 60% of the value of the plan assets is credited to the accounts of certain officers, shareholders and highly paid Participants. These individuals are called key employees.

The top-heavy vesting schedule will not apply if the vesting schedule selected by your Employer provides for faster vesting. For example, if Keynote Systems, Inc. has selected the 100% vesting schedule (under which all Participants are 100% vested at all times) and the Plan becomes top-heavy, that vesting schedule selected by Keynote Systems, Inc. will remain in effect because it provides for more rapid vesting.

YEARS OF VESTING SERVICE

You must provide a minimum of 1000 hours of service to complete a year of vesting service. In addition, you must exceed 500 Hours of service to avoid a break in vesting service.

All of your years of service with Keynote Systems, Inc. are counted for the purpose of determining your vested percentage.

PROFIT SHARING CONTRIBUTION FORFEITURES

If you are not 100% vested and receive a distribution of your profit sharing contributions, the dollars left in the Plan are called forfeitures. In your Plan, forfeitures are allocated to the remaining Plan Participants. If you return to work for Keynote Systems, Inc. before incurring five consecutive one year breaks in service, you may recapture the forfeited benefit. Generally, your forfeited benefit will be restored immediately by Keynote Systems, Inc. if you have not incurred five consecutive one year breaks in service, and if you pay back to the Plan the distribution which you received.

MATCHING, CONTRIBUTION FORFEITURES

If you are not 100% vested and receive a distribution of your Matching Contributions, the dollars left in the Plan are called forfeitures. In your Plan, forfeitures are allocated to the remaining Plan Participants. If you return to work for Keynote Systems, Inc. before incurring five consecutive one year breaks in service, you may recapture the forfeited benefit. Generally, your forfeited benefit will be restored immediately by Keynote Systems, Inc. if you have not incurred five consecutive one year breaks in service, and if you pay back to the Plan the distribution which you received.

RESTRICTIONS OR PENALTIES ON DISTRIBUTIONS

If you receive a distribution before reaching age 59 1/2, you must pay an additional 10% penalty tax on dollars included in income. There are, however, exceptions to the 10% early distribution penalty. Your tax advisor can assist you in determining if one of the exceptions applies to your distribution.

PAYOUTS TO YOUR BENEFICIARIES

Your beneficiary will receive the total value of your Individual Account when you die. If you are married, your spouse will automatically be your beneficiary. To choose another beneficiary, you must sign a written form listing a nonspouse beneficiary. Your spouse must give written consent to this in the presence of a notary public. Contact Keynote Systems, Inc. if you wish to choose a nonspouse beneficiary. If the vested value of your Individual Account is no more than $3,500, your beneficiary will receive a lump sum payment of the entire amount.

If the value of your Individual Account is greater than $3,500, your beneficiary will get the money in periodic payments from an insurance company unless a special form is signed. These periodic payments will usually be made on a monthly basis for as long as your beneficiary lives.

If you want to give your beneficiary a choice as to how he or she wants to receive the money. you must sign a special form. This form must also be signed by your spouse in the presence of a notary public. If you are under age 35 when you sign this form, you must sign a new form once you reach age 35.
EXAMPLE: Clarence, Age 38, signs the waiver form. Mildred, his wife, signs the waiver form in the presence of a notary public. Clarence dies two years later. Mildred now has a choice of payments. She can, for example, take all the money in a single lump sum payment and put it into her IRA.

NOTE: Contact Keynote Systems, Inc. if you wish to preserve the option of taking payouts in a form other than an annuity.

SECTION FIVE:  CLAIMS PROCEDURE

WHAT TO DO TO RECEIVE BENEFITS

You or your beneficiary must file a written request with the Plan Administrator in order to start receiving benefits when you become eligible for them or when you die.

HOW TO FILE A CLAIM

A claim should be filed with Keynote Systems, Inc. You may claim a benefit to which you think you are entitled by filing a written request with Keynote Systems, Inc. The claim must set forth the reasons you believe you are eligible to receive benefits and authorize Keynote Systems, Inc. to conduct such examinations and take such steps as may be necessary to evaluate the claim.

If your claim is turned down, Keynote Systems, Inc. will provide you or your beneficiary with a written notice of the denial within 60 days of the date your claim was filed. This notice will give you the specific reasons for the denial, the specific provisions of the Plan upon which the denial is based, and an explanation of the procedures for appeal. You or your beneficiary will have 60 days from receipt of the notice of denial in which to make written application for review by Keynote Systems, Inc. You may request that the review be in the nature of a hearing. You may be represented by an attorney if you so desire. Keynote Systems, Inc. will issue a written decision on this review within 60 days after receipt of the application for review.

SECTION SIX:  MISCELLANEOUS

BORROWING FROM THE PLAN

EFFECTIVE DATE

As a Participant in this Plan, you may be able to borrow a portion of your vested account balance. The loan program adopted by Keynote Systems, Inc. is effective 01-01-1997 and is available on a uniform basis to ail parties in interest to the Plan who meet loan qualification requirements.

LOAN PROGRAM ADMINISTRATOR

If you have questions regarding the loan program you should contact James G. Barrick, Jr., the person responsible for administering your loan program. James
G. Barrick, Jr. may be reached at (415) 524-3000.

LOAN APPLICATION PROCEDURE

To apply for a loan under this Plan, you must complete and return to James C. Barrick, Jr. a Loan Application Form, furnishing all information requested and pay any required loan application processing fees.

COLLATERAL PLEDGE

A percentage of your vested account balance equal to the amount borrowed divided by your vested account balance is pledged as security for repayment of loans under this program.

LIMITATIONS ON LOAN TYPES

Loans from this Plan may be used for any purpose.

LOAN APPROVAL STANDARDS

Decisions approving or denying loans from this Plan will be based on the value of your vested individual account balance.

LOAN PRINCIPAL LIMITATIONS

The minimum amount you may borrow from this Plan is $500.00. The maximum amount you may borrow from this Plan is one-half of your vested account balance or $50,000.

INTEREST CALCULATIONS

Interest on Loans from this Plan will be equal to Prime Rate as of the first day of each month plus 2%.

DEFAULT PROVISIONS

You will be deemed to have defaulted on your loan if you fail to remit payment in a timely manner as required under the Loan Agreement, breach any of your obligations or duties under the Loan Agreement, or terminate employment.

Upon default, James G. Barrick, Jr. is entitled to foreclose its security interest in your vested account balance pledged for repayment upon the occurrence of an event which triggers a distribution of your benefits. In addition, James G. Barrick, Jr. will report as taxable any amounts which are deemed distributed as a result of failing to make loan payments.

PLAN TERMINATION

Keynote Systems, Inc. expects to continue the Plan indefinitely. However, in the unlikely event Keynote Systems, Inc. must terminate the Plan, you will become 100% vested in the aggregate value of your Individual Account regardless of whether your vesting years of service are sufficient to make you 100% vested under the vesting schedule(s).

If the Plan terminates, benefits are not insured by the Pension Benefit Guaranty Corporation (PBGC). Under the law, PBGC insurance does not cover the type of plans called defined contribution plans. This Plan is a defined contribution plan and, therefore, is not covered.

BREAK IN SERVICE SITUATIONS

If you quit your job, incur a break in service and then return to work, your date of participation depends on whether you had a vested interest in contributions (other than your Employee 401(k) Contributions) at the time you quit and incurred a break in service.

If you had a vested interest, you will participate again upon your return to employment. In addition, your vesting years of service accumulated prior to the time you quit and incurred a break in service will be counted in figuring your vested interest.

If you did not have a vested interest, any eligibility years of service occurring before the break in service will be taken into account and you will begin to participate again upon your return to service unless the number of consecutive one year breaks in service equals or exceeds the greater of five years, or the aggregate number of eligibility years of service preceding the breaks in service. If your period of consecutive breaks in service exceeds your period of prior service, you will be treated as a new employee and will participate again when you satisfy the Plan's eligibility requirements. In addition, any vesting years of service occurring before the break in service will be taken into account in computing your vested interest under the Plan unless the number of consecutive one year breaks in service equals or exceeds the greater of Five years or the aggregate number of vesting years of service preceding the breaks in service. For example, if you work for two years. quit without being vested, and then return to employment after a break of two years or more, the Plan will give you vesting credit for the initial two year period.

SECTION SEVEN:  RIGHTS UNDER ERISA

THE RIGHTS AND PROTECTIONS A PLAN PARTICIPANT IS ENTITLED TO UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT

As a Participant in this Plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all Plan Participants shall be entitled to do the following:

1. Examine, without charge, at the Plan Administrator's office and at other specified locations, such as worksites and union halls, all Plan documents, including insurance contracts, collective bargaining agreements and copies of all documents filed by Keynote Systems, Inc. with the U.S. Department of Labor, such as detailed annual reports and Plan descriptions.

2. Obtain copies of all Plan documents and other Plan information upon written request to Keynote Systems, Inc Keynote Systems, Inc. may make a reasonable charge for the copies.

3. Receive a summary of the Plan's annual financial report. Keynote Systems, Inc. is required by law to furnish each participant with a copy of this Summary Annual Report.

4. Obtain, once a year, a statement of the total pension benefits accrued and the nonforfeitable (vested) pension benefits (if any) or the earliest date on which benefits will become nonforfeitable (vested). The Plan may require a written request for this statement, but it must provide the statement free of charge.

In addition to creating rights for Plan Participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan. The people who operate your Plan, called fiduciaries of the Plan, have a duty to do so prudently and in the interest of you and other Plan Participants and beneficiaries. No one, including Keynote

Systems, Inc., your union, or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a pension benefit or exercising your rights under ERISA.

If your claim for a benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have Keynote Systems, Inc. review and reconsider your claim. Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from Keynote Systems, Inc. and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require Keynote Systems, Inc. to provide the materials and pay you up to $100 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of Keynote Systems, Inc. If you have a claim for benefits which is denied, or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay the costs and fees. If you lose, the court may order you to pay these costs and fees. For example, if the court finds your claim is frivolous, expenses may be assessed against you.

If you have any questions about your Plan, you should contact Keynote Systems, Inc. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest area office of the U.S. Labor-Management Services Administration, Department of Labor.

Further, if this Plan is maintained by more than one employer, you can obtain, in writing, information as to whether a particular employer is participating in this Plan and, if so, the participating Employer's address. In addition, you may request, in writing, a complete list of Employers participating in this Plan. You may obtain such information by making a written request to Keynote Systems, Inc. Keynote Systems, Inc. is the most significant (parent) employer of the group of employers maintaining, this Plan.

EMPLOYER INFORMATION

Name:     Keynote Systems, Inc.
Address:  Two West Fifth Avenue
          San Mateo, CA 94402

Business Telephone:                415-524-3012
Employer Identification Number:    94-1322648
Employer's Income Tax Year End:    12-31

AGENT FOR SERVICE OF LEGAL PROCESS

The Agent for Service of Legal Process is the person upon whom any legal papers can be served. Service of legal process may be made upon a Plan Trustee, the Employer or the Plan Administrator.

Name:     James G. Barrick, Jr
Title:    President & CEO
Address:  Two West Fifth Avenue
          San Mateo, CA 94402

TRUSTEE(S)

Name:               James G. Barrick, Jr.
Title:              President & CEO
Business Address:   Two West Fifth Avenue
                    San Mateo, CA 94402

Flexible Standardized 401(k) Profit Sharing Plan
ADOPTION AGREEMENT

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        SECTION 1.  EMPLOYER INFORMATION
--------------------------------------------------------------------------------
Name of Employer   KEYNOTE SYSTEMS, INC.
                 ---------------------------------------------------------------
Address   TWO WEST FIFTH AVENUE
        ------------------------------------------------------------------------
City   SAN MATEO                           State   CA           Zip   94402
     -------------------------------------       --------------     ------------
Telephone 415-524-3012   Employer's Federal Tax Identification Number 94-1322648
          --------------                                              ----------
Type of Business (CHECK ONLY ONE)  / / Sole Proprietorship   / / Partnership
                                   /X/ C Corporation         / / S Corporation
/ / Other (SPECIFY)
                    ------------------------------------------------------------
/ / Check here if Related Employers may participate in this Plan and attach a Related Employer Participation Agreement for each Related Employer who will participate in this Plan.

Business Code
              ------------------------------------------------------------------
Name of Plan   KEYNOTE SYSTEMS, INC. 401(k) PLAN
             -------------------------------------------------------------------
Name of Trust (IF DIFFERENT FROM PLAN NAME)
                                            ------------------------------------
Plan Sequence Number   001   (ENTER 001 IF THIS IS THE FIRST QUALIFIED PLAN THE
                      -----  EMPLOYER HAS EVER MAINTAINED, ENTER 002 IF IT IS
                             THE SECOND, ETC.)

Trust Identification
Number (IF APPLICABLE)                     Account Number (OPTIONAL)
                       -------------------                           -----------


--------------------------------------------------------------------------------
                         SECTION 2.  EFFECTIVE DATES
                           COMPLETE PARTS A AND B
--------------------------------------------------------------------------------

PART A.   GENERAL EFFECTIVE DATES  (CHECK AND COMPLETE OPTION 1 OR 2):

          OPTION 1: /X/  This is the initial adoption of a profit sharing plan by the Employer.
                         The Effective Date of this Plan is      01-01-1997
                                                            --------------------
                         NOTE: THE EFFECTIVE DATE IS USUALLY THE FIRST DAY OF THE PLAN YEAR IN WHICH THIS ADOPTION AGREEMENT IS SIGNED.

          OPTION 2: / /  This is an amendment and restatement of an existing profit sharing plan (a Prior Plan). The Prior Plan was initially effective on The Effective Date of this amendment and restatement is

                         NOTE: THE EFFECTIVE DATE IS USUALLY THE FIRST DAY OF THE PLAN YEAR IN WHICH THIS ADOPTION AGREEMENT IS SIGNED.

PART B.   COMMENCEMENT OF ELECTIVE DEFERRALS:
          Elective Deferrals may commence on      01-01-1997
                                             ---------------------
NOTE: THIS DATE MAY BE NO EARLIER THAN THE DATE THIS ADOPTION AGREEMENT IS SIGNED BECAUSE ELECTIVE DEFERRALS CANNOT BE MADE RETROACTIVELY.


--------------------------------------------------------------------------------
                       SECTION 3.  RELEVANT TIME PERIODS
                          COMPLETE PARTS A THROUGH C
--------------------------------------------------------------------------------

PART A.   EMPLOYER'S FISCAL YEAR:
          The Employer's fiscal year ends (SPECIFY MONTH AND DATE)    12-31
                                                                   -------------
PART B.   PLAN YEAR MEANS:
          OPTION 1:  / / The 12-consecutive month period which coincides with the Employer's fiscal year.
          OPTION 2:  /X/ The calendar year.
          OPTION 3:  / / Other 12-consecutive month period (SPECIFY)
                                                                     -----------
          NOTE: If NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE
          SELECTED.
          If the initial Plan Year is less than 12 months (a short Plan Year) specify such Plan Year's beginning and ending dates

PART C.   LIMITATION YEAR MEANS:
          OPTION 1:  / / The Plan Year.
          OPTION 2:  /X/ The calendar year.
          OPTION 3:  / / Other 12-consecutive month period (SPECIFY)
                                                                     -----------
          NOTE:  IF NO OPTION IS SELECTED, OPTION 1 will BE DEEMED TO BE
          SELECTED.


--------------------------------------------------------------------------------
                      SECTION 4.  ELIGIBILITY REQUIREMENTS
                           COMPLETE PARTS A THROUGH F
--------------------------------------------------------------------------------

PART A.   YEARS OF ELIGIBILITY SERVICE REQUIREMENT:
          1.   ELECTIVE DEFERRALS.
               An Employee will be eligible to become a Contributing Participant in the Plan (and thus be eligible to make Elective Deferrals) and receive Matching Contributions (including Qualified Matching
               Contributions, if applicable) after completing   0   (ENTER 0, 1
               OR ANY FRACTION LESS THAN 1) Years of Eligibility Service.

          2.   EMPLOYER PROFIT SHARING CONTRIBUTIONS.
               An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to Section 10 of the Adoption
               Agreement after completing   0   (ENTER 0, 1, 2 OR ANY FRACTION
               LESS THAN 2) Years of Eligibility Service.

          NOTE: IF MORE THAN 1 YEAR IS SELECTED FOR ITEM 2, THE IMMEDIATE 100% VESTING SCHEDULE OF SECTION 12 WILL AUTOMATICALLY APPLY FOR CONTRIBUTIONS DESCRIBED IN SUCH ITEM. IF EITHER ITEM IS LEFT BLANK, THE YEARS OF ELIGIBILITY SERVICE REQUIRED FOR SUCH ITEM WILL BE DEEMED TO BE 0. IF A FRACTION IS SELECTED, AN EMPLOYEE WILL NOT BE REQUIRED TO COMPLETE ANY SPECIFIED NUMBER OF HOURS OF SERVICE TO RECEIVE CREDIT FOR A FRACTIONAL YEAR. IF A SINGLE ENTRY DATE IS SELECTED IN SECTION 4, PART F FOR AN ITEM, THE YEARS OF ELIGIBILITY SERVICE REQUIRED FOR SUCH ITEM CANNOT EXCEED 1 1/2 (1/2 FOR ELECTIVE DEFERRALS).


PART B.   AGE REQUIREMENT:
     1.   ELECTIVE DEFERRALS.
          An Employee will be eligible to become a Contributing Participant (and thus be eligible to make Elective Deferrals) and receive Matching Contributions (including Qualified Matching Contributions,
          if applicable) after attaining age   21   (NO MORE THAN 21).

    2.    EMPLOYER PROFIT SHARING CONTRIBUTIONS.
          An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to Section 10 of the Adoption
          Agreement after attaining age   21   (NO MORE THAN 21).

     NOTE: IF EITHER OF THE ABOVE ITEMS IN THIS SECTION 4, PART B IS LEFT BLANK, IT WILL BE DEEMED THERE IS NO AGE REQUIREMENT FOR SUCH ITEM. IF A SINGLE ENTRY DATE IS SELECTED IN SECTION 4, PART F FOR AN ITEM, NO AGE REQUIREMENT CAN EXCEED 20 1/2 FOR SUCH ITEM.


PART C.   EMPLOYEES EMPLOYED AS OF EFFECTIVE DATE:
          Will all Employees employed as of the Effective Date of this Plan who have not otherwise met the requirements of Part A or Part B above be considered to have met those requirements as of the
          Effective Date?   / /  Yes     /X/  No

          NOTE: IF A BOX IS NOT CHECKED FOR ANY ITEM IN THIS SECTION 4, PART C, "NO" WILL BE DEEMED TO BE SELECTED.


PART D.   EXCLUSION OF CERTAIN CLASSES OF EMPLOYEES:
          All Employees will be eligible to become Participants in the Plan except:

          a. /X/ Those Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

          b. /X/ Those Employees who are non-resident aliens (within the meaning of Section 7701(b)(1)(B) of the Code) and who received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

PART E.   HOURS REQUIRED FOR ELIGIBILITY PURPOSES:
          1.   1000   Hours of Service (NO MORE THAN 1, 000) shall be required
             to constitute a Year of Eligibility Service.
          2.    500   Hours of Service (NO MORE THAN 500 BUT LESS THAN THE
             NUMBER SPECIFIED IN SECTION 4, PART E, ITEM 1, ABOVE) must be exceeded to avoid a Break in Eligibility Service.
          3. For purposes of determining Years of Eligibility Service, Employees shall be given credit for Hours of Service with the following predecessor employer(s): (COMPLETE IF APPLICABLE)

             -------------------------------------------------------------------

             -------------------------------------------------------------------

PART F.   ENTRY DATES:

          The Entry Dates for participation shall be (CHOOSE ONE):
          OPTION 1:  /X/  The first day of the Plan Year and the first day of the seventh month of the Plan Year.
          OPTION 2:  / /  Other (SPECIFY)
                                          --------------------------------------
          NOTE: IF NO OPTION IS SELECTED, OPTION 1 will BE DEEMED TO BE SELECTED. OPTION 2 CAN BE SELECTED FOR AN ITEM ONLY IF THE ELIGIBILITY REQUIREMENTS AND ENTRY DATES ARE COORDINATED SUCH THAT EACH EMPLOYEE will BECOME A PARTICIPANT IN THE PLAN NO LATER THAN
          THE EARLIER OF: (1) THE FIRST DAY OF THE PLAN YEAR BEGINNING AFTER THE DATE THE EMPLOYEE SATISFIES THE AGE AND SERVICE REQUIREMENTS OF
          SECTION 410(a) OF THE CODE; OR (2) 6 MONTHS AFTER THE DATE THE EMPLOYEE SATISFIES SUCH REQUIREMENTS.


--------------------------------------------------------------------------------
                   SECTION 5.  METHOD OF DETERMINING SERVICE
                            COMPLETE PART A OR B
--------------------------------------------------------------------------------

PART A.   HOURS OF SERVICE EQUIVALENCIES:
          Service will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees covered under the Plan. (CHOOSE ONE):

          OPTION 1:  /X/ On the basis of actual hours for which an Employee is paid or entitled to payment.
          OPTION 2:  / / On the basis of days worked.  An Employee will be credited with 10 Hours of Service if under Section 1.24 of the Plan such Employee would be credited with at least I Hour of Service during the day.
          OPTION 3:  / / On the basis of weeks worked. An Employee will be credited with 45 Hours of Service if under Section 1.24 of the Plan such Employee would be credited with at least 1 Hour of Service during the week.
          OPTION 4:  / / On the basis of months worked.  An Employee will be credited with 190 Hours of Service if under Section
                         1.24 of the Plan such Employee would be credited with at least 1 Hour of Service during the month.
          NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED. THIS SECTION 5, PART A WILL NOT APPLY IF THE ELAPSED TIME METHOD OF SECTION 5, PART B IS SELECTED.

PART B.   ELAPSED TIME METHOD:
          In lieu of tracking Hours of Service of Employees, will the elapsed time method described in Section 2.07 of the Plan be used?
          (CHOOSE ONE)
          OPTION 1:  / / No.
          OPTION 2:  / / Yes.
          NOTE:  If NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE
          SELECTED.


--------------------------------------------------------------------------------
                          SECTION 6. ELECTIVE DEFERRALS
--------------------------------------------------------------------------------

PART A.   AUTHORIZATION OF ELECTIVE DEFERRALS:
          Will Elective Deferrals be permitted under this Plan? (CHOOSE ONE) OPTION 1: /X/ Yes.
          OPTION 2:  / / No.
          NOTE: If NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED. COMPLETE THE REMAINDER OF SECTION 6 ONLY IF OPTION 1 IS SELECTED.

PART B.   LIMITS ON ELECTIVE DEFERRALS:
          If Elective Deferrals are permitted under the Plan, a Contributing Participant may elect under a salary reduction agreement to have his or her Compensation reduced by an amount as described below
          (CHOOSE ONE):
          OPTION 1:  /X/ An amount equal to a percentage of the Contributing
                         Participant's Compensation from  1% to   15%   in
                         increments of   1%   .
          OPTION 2:  / / An amount of the Contributing Participant's
                         Compensation not less than ______ and not more ______
                          than.
          The amount of such reduction shall be contributed to the Plan by the Employer on behalf of the Contributing Participant. For any taxable year, a Contributing Participant's Elective Deferrals shall not exceed the limit contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

PART C.   ELECTIVE DEFERRALS BASED ON BONUSES:
          Instead of or in addition to making Elective Deferrals through payroll deduction, may a Contributing Participant elect to contribute to the Plan, as an Elective Deferral, part or all of a bonus rather than receive such bonus in cash? (CHOOSE ONE)

          OPTION 1:  / /  Yes.

          OPTION 2:  /X/  No

          NOTE:  IF NO OPTION IS SELECTED, OPTION 2 will BE DEEMED TO BE
          SELECTED.


PART D.   RETURN AS A CONTRIBUTING PARTICIPANT AFTER CEASING ELECTIVE DEFERRALS:
          A Participant who ceases Elective Deferrals by revoking a salary reduction agreement may return as a Contributing Participant as of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

PART E.   CHANGING ELECTIVE DEFERRAL AMOUNTS:
          A Contributing Participant may modify a salary reduction agreement to prospectively increase or decrease the amount of his or her Elective Deferrals as of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

PART F.   CLAIMING EXCESS ELECTIVE DEFERRALS:
          Participants who claim Excess Elective Deferrals for the preceding calendar year must submit their claims in writing to the Plan Administrator by (CHOOSE ONE):

          OPTION 1:  /X/  March 1.

          OPTION 2:  / /  Other (SPECIFY A DATE
                          NOT LATER THAN APRIL 15)
                                                   -----------------------------
          NOTE:  If NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE
          SELECTED.


--------------------------------------------------------------------------------
                       SECTION 7. MATCHING CONTRIBUTIONS
--------------------------------------------------------------------------------

PART A.   AUTHORIZATION OF MATCHING CONTRIBUTIONS:
          Will the Employer make Matching Contributions to the Plan on behalf of Qualifying Contributing Participants? (CHOOSE ONE)

          OPTION 1:  /X/ Yes, but only with respect to a Contributing
                         Participant's Elective Deferrals.
          OPTION 2:  / / Yes, but only with respect to a Participant's
                         Nondeductible Employee Contributions.
          OPTION 3:  / / Yes, with respect to both Elective Deferrals and
                         Nondeductible Employee Contributions.
          OPTION 4:  / / No.

          NOTE: If NO OPTION IS SELECTED, OPTION 4 WILL BE DEEMED TO BE SELECTED. COMPLETE THE REMAINDER OF SECTION 7 ONLY IF OPTION 1, 2 OR 3 IS SELECTED.


PART B.   MATCHING CONTRIBUTION FORMULA:
          If the Employer will make Matching Contributions, then the amount of such Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year shall be (CHOOSE ONE):

          OPTION 1:  / / An amount equal to _______% of such Contributing
                         Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable).

          OPTION 2:  / / An amount equal to the sum of _______% of the portion of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed _______% of the Contributing Participant's Compensation plus _______% of the portion of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which exceeds ______%
                         of the Contributing Participant's Compensation.
          OPTION 3:  /X/ Such amount, if any, equal to that percentage of each
                         Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which the Employer, in its sole discretion, determines from year to year.
          OPTION 4:  / / Other Formula. (SPECIFY)
                                                  ------------------------------

                                                  ------------------------------

          NOTE: If OPTION 4 IS SELECTED, THE FORMULA SPECIFIED CAN ONLY ALLOW MATCHING CONTRIBUTIONS TO BE MADE WITH RESPECT TO A CONTRIBUTING PARTICIPANT'S ELECTIVE DEFERRALS (AND/OR NONDEDUCTIBLE EMPLOYEE CONTRIBUTION, IF APPLICABLE).

PART C.   LIMIT ON MATCHING CONTRIBUTIONS:
          Notwithstanding the Matching Contribution formula specified above, no Matching Contribution will be made with respect to a Contributing Participant's Elective Deferrals (and/or Nondeductible Employee Contributions, if applicable) in excess of ____________or _________% of such Contributing Participant's Compensation.

PART D.   QUALIFYING CONTRIBUTING PARTICIPANTS:
          A Contributing Participant who satisfies the eligibility requirements described in Section 4 will be a Qualifying Contributing Participant and thus entitled to share in Matching Contributions for any Plan Year only if the Participant is a Contributing Participant and satisfies the following additional conditions (CHECK ONE OR MORE OPTIONS):

          OPTION 1:  / / No Additional Conditions.
          OPTION 2:  /X/ Hours of Service Requirement.  The Contributing
                         Participant completes at least   500   (NOT MORE
                         THAN 500) Hours of Service during the Plan Year. However, this condition will be waived for the following reasons
                         (CHECK AT LEAST ONE):
                         /X/  The Contributing Participant's Death.
                         /X/ The Contributing Participant's Termination of Employment after having incurred a Disability.
                         /X/ The Contributing Participant's Termination of Employment after having reached Normal Retirement Age.
                         / /  This condition will not be waived.
          NOTE:  If NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE
          SELECTED.


--------------------------------------------------------------------------------
                 SECTION 8.  QUALIFIED NONELECTIVE CONTRIBUTIONS
--------------------------------------------------------------------------------

PART A.   AUTHORIZATION OF QUALIFIED NONELECTIVE CONTRIBUTIONS:
          Will the Employer make Qualified Nonelective Contributions to the Plan? (CHOOSE ONE)
          OPTION 1:  / / Yes.
          OPTION 2:  /X/ No.

          If the Employer elects to make Qualified Nonelective Contributions, then the amount, if any, of such contribution to the Plan for each Plan Year shall be an amount determined by the Employer.

          NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED. COMPLETE THE REMAINDER OF SECTION 8 ONLY IF OPTION 1 IS SELECTED.

PART B.   PARTICIPANTS ENTITLED TO QUALIFIED NONELECTIVE CONTRIBUTIONS:
          Allocation of Qualified Nonelective Contributions shall be made to the Individual Accounts of (CHOOSE ONE):
          OPTION 1:  / / Only Participants who are not Highly Compensated
                         Employees.
          OPTION 2:  / / All Participants.
          NOTE:  IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE
          SELECTED.

PART C.   ALLOCATION OF QUALIFIED NONELECTIVE CONTRIBUTIONS:
          Allocation of Qualified Nonelective Contributions to Participants entitled thereto shall be made (CHOOSE ONE):
          OPTION 1:  / / In the ratio which each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.
          OPTION 2:  / / In the ratio which each Participant's Compensation not in excess of ______ for the Plan Year bears to the total Compensation of all Participants not in excess of ______ for such Plan Year.
          NOTE:  IF NO OPTION IS SELECTED, OPTION I WILL BE DEEMED TO BE
          SELECTED.

--------------------------------------------------------------------------------
                  SECTION 9.  QUALIFIED MATCHING CONTRIBUTIONS
--------------------------------------------------------------------------------

PART A.   AUTHORIZATION OF QUALIFIED MATCHING CONTRIBUTIONS:
          Will the Employer make Qualified Matching Contributions to the Plan on behalf of Qualifying Contributing Participants. (CHOOSE ONE) OPTION 1: / / Yes, but only with respect to a Contributing
                         Participant's Elective Deferrals.
          OPTION 2:  / / Yes, but only with respect to a Participant's
                         Nondeductible Employee Contributions.
          OPTION 3:  / / Yes, with respect to both Elective Deferrals and
                         Nondeductible Employee Contributions.
          OPTION 4:  /X/ No.

          NOTE: IF NO OPTION IS SELECTED, OPTION 3 WILL BE DEEMED TO BE SELECTED. COMPLETE THE REMAINDER OF SECTION 9 ON1Y IF OPTION 1, 2 OR 3 IS SELECTED.


Part B.   Qualified Matching Contribution Formula:
          If the Employer will make Qualified Matching Contributions, then the amount of such Qualified Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year shall be (CHOOSE ONE):
          OPTION 1:  / / An amount equal to _____% of such Contributing
                         Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable).
          OPTION 2:  / / An amount equal to the sum of ______% of the portion of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed _______% of the Contributing Participant's Compensation plus ________% of the portion of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which exceeds _______% of the Contributing Participant's Compensation.
          OPTION 3:  / / Such amount, if any, as determined by the Employer in its sole discretion, equal to that percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto which would be sufficient to cause the Plan to satisfy the Actual Contribution Percentage tests (described in Section 11.402 of the
                         Plan) for the Plan Year.
          OPTION 4:  / / Other Formula. (SPECIFY)
                                                  ------------------------------

                                                  ------------------------------
          NOTE:  IF NO OPTION IS SELECTED, OPTION 3 WILL BE DEEMED TO BE
          SELECTED.


PART C.   PARTICIPANTS ENTITLED TO QUALIFIED MATCHING CONTRIBUTIONS:
          Qualified Matching Contributions, if made to the Plan, will be made on behalf of (CHOOSE ONE):
          OPTION 1:  / / Only Contributing Participants who make Elective
                         Deferrals who are not Highly Compensated Employees. OPTION 2: / / All Contributing Participants who make Elective
                         Deferrals.

          NOTE:  IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE
          SELECTED.

PART D.   LIMIT ON QUALIFIED MATCHING CONTRIBUTIONS:
          Notwithstanding the Qualified Matching Contribution formula specified above, the Employer will not match a Contributing Participant's Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) in excess of _______________ or _______% of such Contributing Participant's Compensation.

--------------------------------------------------------------------------------
              SECTION 10.  EMPLOYER PROFIT SHARING CONTRIBUTIONS
                          COMPLETE PARTS A, B AND C
--------------------------------------------------------------------------------

Part A.   Contribution Formula:
          For each Plan Year the Employer will contribute an Amount to be determined from year to year.

PART B.   ALLOCATION FORMULA (CHOOSE ONE):
          OPTION 1:  /X/ Pro Rata Formula.  Employer Profit Sharing
                         Contributions shall be allocated to the Individual Accounts of Qualifying Participants in the ratio that each Qualifying Participant's Compensation for the Plan Year bears to the total Compensation of all Qualifying Participants for the Plan Year.
          OPTION 2:  / / Integrated Formula.  Employer Profit Sharing
                         Contributions shall be allocated as follows (START WITH STEP 3 IF THIS PLAN IS NOT A TOP-HEAVY PLAN):

                         Step 1.   Employer Profit Sharing Contributions
                                   shall first be allocated pro rata to
                                   Qualifying Participants in the manner
                                   described in Section 10, Part B, Option 1.
                                    The percent so allocated shall not exceed
                                   3% of each Qualifying Participant's
                                   Compensation.
                         Step 2. Any Employer Profit Sharing Contributions remaining after the allocation in Step 1 shall be allocated to each Qualifying Participant's Individual Account in the ratio that each Qualifying Participant's Compensation for the Plan Year in excess of the integration level bears to all Qualifying Participants' Compensation in excess of the integration level, but not in excess of 3%.
                         Step 3. Any Employer Profit Sharing Contributions remaining after the allocation in Step 2 shall be allocated to each Qualifying Participant's Individual Account in the ratio that the sum of each Qualifying Participant's total Compensation and Compensation in excess of the integration level bears to the sum of all Qualifying Participants' total Compensation and Compensation in excess of the integration level, but not in excess of the profit sharing maximum disparity rate as described in Section 3.01(B)(3) of the Plan.
                         Step 4. Any Employer Profit Sharing Contributions remaining after the allocation in Step 3 shall be allocated pro rata to Qualifying Participants in the manner described in
                                   Section 10, Part B, Option 1.
                         The integration level shall be (CHOOSE ONE):
                         SUBOPTION (a):  / / The Taxable Wage Base.
                         SUBOPTION (b):  / / ___________ (A DOLLAR AMOUNT LESS
                                             THAN THE TAXABLE WAGE BASE).
                         SUBOPTION (c):  / / _______% (not MORE THAN 100%) OF
                                             the Taxable Wage Base.

                        NOTE: If NO OPTION IS SELECTED, SUBOPTION (a) WILL BE DEEMED TO BE SELECTED.
          NOTE:  If NO OPTION IS SELECTED, OPTION I will BE DEEMED TO BE
          SELECTED.


PART C.   QUALIFYING PARTICIPANTS:
          A Participant will be a Qualifying Participant and thus entitled to share in the Employer Profit Sharing Contribution for any Plan Year only if the Participant is a Participant on at least one day of such Plan Year and satisfies the following additional conditions (CHECK ONE OR MORE OPTIONS):

          OPTION 1:  / / No Additional Conditions.
          OPTION 2: /X/  Hours of Service Requirement. The Participant
                         completes at least   500   (NOT MORE THAN 500)
                         Hours of Service during the Plan Year. However, this condition will be waived for the following reasons (CHECK AT LEAST ONE):
                    /X/  The Participant's Death.
                    /X/ The Participant's Termination OF Employment after having incurred a Disability.
                    /X/ The Participant's Termination OF Employment after having reached Normal Retirement Age.
                    / /  This condition will not be waived.

          NOTE:  IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE
          SELECTED.

--------------------------------------------------------------------------------
                           SECTION 11.  COMPENSATION
                           COMPLETE PARTS A THROUGH D
--------------------------------------------------------------------------------

PART A.   BASIC DEFINITION:
          Compensation will mean all OF each Participant's (CHOOSE ONE):
          OPTION 1:  /X/ W-2 wages.
          OPTION 2:  / / Section 3401(a) wages.
          OPTION 3:  / / 415 safe-harbor compensation.
          NOTE:  IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE
          SELECTED.

PART B.   MEASURING PERIOD FOR COMPENSATION:
          Compensation shall be determined over the following applicable period (CHOOSE ONE):
          OPTION 1:  / / The Plan Year.
          OPTION 2:  /X/ The calendar year ending with or within the Plan Year.
          NOTE:  IF NO OPTION IS SELECTED, OPTION I WILL BE DEEMED TO BE
          SELECTED.

PART C.   INCLUSION OF ELECTIVE DEFERRALS:
          Does Compensation include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under Sections 125, 402(e)(3), 402(h)(1)(B) and 403(b) of the Code"?
          /X/  Yes  / /  No
          NOTE:  IF NEITHER BOX IS CHECKED, "YES " WILL BE DEEMED TO BE
          SELECTED.

PART D.   PRE-ENTRY DATE COMPENSATION:
          For the Plan Year in which an Employee enters the Plan, the Employee's Compensation which shall be taken into account for purposes of the Plan shall be (CHOOSE ONE):
          OPTION 1:  / / The Employee's Compensation only from the time the
                         Employee became a Participant in the Plan.
          OPTION 2:  /X/ The Employee's Compensation for the whole of such
                         Plan Year.
          NOTE:  IF NO OPTION IS SELECTED, OPTION I WILL BE DEEMED TO BE
          SELECTED.

--------------------------------------------------------------------------------
                     SECTION 12.  VESTING AND FORFEITURES
                          COMPLETE PARTS A THROUGH G
--------------------------------------------------------------------------------

PART A. VESTING SCHEDULE FOR EMPLOYER PROFIT SHARING CONTRIBUTIONS. A Participant shall become Vested in his or her Individual Account derived from Profit Sharing Contributions made pursuant to Section 10 of the Adoption Agreement as follows (CHOOSE ONE):

-----------------------------------------------------------------------------------------------------------------
   YEARS OF                               VESTED PERCENTAGE
VESTING SERVICE   Option 1 / /   Option 2 / /   Option 3 / /   Option 4 / /   Option 5 / /   (COMPLETE IF CHOSEN)
-----------------------------------------------------------------------------------------------------------------
      1                0%             0%           100%             0%            25  %
      2                0%            20%           100%             0%            50  %
      3                0%            40%           100%            20%            75  %      (not less than 20%)
      4                0%            60%           100%            40%           100  %      (not less than 40%)
      5              100%            80%           100%            60%           100  %      (not less than 60%)
      6              100%           100%           100%            80%           100  %      (not less than 80%)
      7              100%           100%           100%           100%           100  %      (not less than 100%)

NOTE:  IF NO OPTION IS SELECTED, OPTION 3 WILL BE DEEMED TO BE SELECTED.
-----------------------------------------------------------------------------------------------------------------


PART B. VESTING SCHEDULE FOR MATCHING CONTRIBUTIONS. A Participant shall become Vested in his or her Individual Account derived from Matching Contributions made pursuant to Section 7 of the Adoption Agreement as follows (CHOOSE ONE):

-----------------------------------------------------------------------------------------------------------------
    YEARS OF                              VESTED PERCENTAGE
VESTING SERVICE   Option 1 / /   Option 2 / /   Option 3 / /   Option 4 / /   Option 5 / /   (COMPLETE IF CHOSEN)
-----------------------------------------------------------------------------------------------------------------
      1                0%             0%           100%             0%            25  %
      2                0%            20%           100%             0%            50  %
      3                0%            40%           100%            20%            75  %      (not less than 20%)
      4                0%            60%           100%            40%           100  %      (not less than 40%)
      5              100%            80%           100%            60%           100  %      (not less than 60%)
      6              100%           100%           100%            80%           100  %      (not less than 80%)
      7              100%           100%           100%           100%           100  %      (not less than 100%)

NOTE:  IF NO OPTION IS SELECTED, OPTION 3 WILL BE DEEMED TO BE SELECTED.
-----------------------------------------------------------------------------------------------------------------

PART C.   HOURS REQUIRED FOR VESTING PURPOSES:
          1. 1000 Hours of Service (NO MORE THAN 1,000) shall be required to constitute a Year of Vesting Service.

          2. 500 Hours of Service (NO MORE THAN 500 BUT LESS THAN THE NUMBER SPECIFIED IN SECTION 12, PART C, ITEM 1. ABOVE) must be exceeded to avoid a Break in Vesting Service.

          3. For purposes of determining Years of Vesting Service, Employees shall be given credit for Hours of Service with the following predecessor employer(s): (COMPLETE IF APPLICABLE)

               ----------------------------------------------------------------

               ----------------------------------------------------------------

PART D.   EXCLUSION OF CERTAIN YEARS OF VESTING SERVICE:

          All of an Employee's Years of Vesting Service with the Employer are counted to determine the vesting percentage in the Participant's Individual Account except (CHECK ANY THAT APPLY):

          / /  Years of Vesting Service before the Employee reaches age 18.

          / / Years of Vesting Service before the Employer maintained this Plan or a predecessor plan.

PART E.   ALLOCATION OF FORFEITURES OF EMPLOYER PROFIT SHARING CONTRIBUTIONS:

          Forfeitures of Employer Profit Sharing Contributions shall be (CHOOSE ONE):

          OPTION 1:  /X/ Allocated to the Individual Accounts of the
                         Participants specified below in the manner as described in Section 10, Part B (for Employer
                         Profit Sharing Contributions).
                         The Participants entitled to receive allocations of such Forfeitures shall be (CHOOSE ONE):
                         SUBOPTION (a): /X/ Only Qualifying Participants. SUBOPTION (b): / / All Participants.
          OPTION 2:  / / Applied to reduce Employer Profit Sharing
                         Contributions (CHOOSE ONE):
                         SUBOPTION (a): / / For the Plan Year for which the Forfeiture arises.
                         SUBOPTION (b): / / For any Plan Year subsequent to the Plan Year for which the Forfeiture arises.
          OPTION 3:  / / Applied first to the payment of the Plan's
                         administrative expenses and any excess applied to reduce Employer Profit Sharing Contributions (CHOOSE
                         ONE):
                         SUBOPTION (a): / / For the Plan Year for which the Forfeiture arises.
                         SUBOPTION (b): / / For any Plan Year subsequent to the Plan Year for which the Forfeiture arises.

          NOTE: IF NO OPTION IS SELECTED, OPTION 1 AND SUBOPTION (a) WILL BE DEEMED TO BE SELECTED.

PART F.   ALLOCATION OF FORFEITURES OF MATCHING CONTRIBUTIONS:

          Forfeitures of Matching Contributions shall be (CHOOSE ONE):

          OPTION 1:  /X/ Allocated, after all other Forfeitures under the
                         Plan, to each Participant's Individual Account in the ratio which each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.
                         The Participants entitled to receive allocations of such Forfeitures shall be (CHOOSE ONE):
                         SUBOPTION (a): /X/ Only Qualifying Contributing Participants.
                         SUBOPTION (b): / / Only Qualifying Participants. SUBOPTION (c): / / All Participants.
          OPTION 2:  / / Applied to reduce Matching Contributions (CHOOSE ONE):
                         SUBOPTION (a): / / For the Plan Year for which the Forfeiture arises.
                         SUBOPTION (b): / / For any Plan Year subsequent to the Plan Year for which the Forfeiture arises.
          OPTION 3:  / / Applied first to the payment of the Plan's
                         administrative expenses and any excess applied to reduce Matching Contributions (CHOOSE ONE):
                         SUBOPTION (a): / / For the Plan Year for which the Forfeiture arises.
                         SUBOPTION (b): / / For any Plan Year subsequent to the Plan Year for which the Forfeiture arises.

          NOTE: IF NO OPTION IS SELECTED, OPTION 1 AND SUBOPTION (a) WILL BE DEEMED TO BE SELECTED.

Part G.   Allocation of Forfeitures of Excess Aggregate Contributions:
          Forfeitures of Matching Contributions shall be (CHOOSE ONE):

          OPTION 1:  /X/ Allocated, after all other Forfeitures under the
                         Plan, to each Contributing Participant's Matching Contribution account in the ratio which each Contributing Participant's Compensation for the Plan Year bears to the total Compensation of all Contributing Participants for such Plan Year. Such Forfeitures will not be allocated to the account of any Highly Compensated Employee.
          OPTION 2:  / / Applied to reduce Matching Contributions (CHOOSE ONE):
                         SUBOPTION (a): / / For the Plan Year for which the Forfeiture arises.
                         SUBOPTION (b): / / For any Plan Year subsequent to the Plan Year for which the Forfeiture arises.
          OPTION 3:  / / Applied first to the payment of the Plan's
                         administrative expenses and any excess applied to reduce Matching Contributions (CHOOSE ONE):
                         SUBOPTION (a): / / For the Plan Year for which the Forfeiture arises.
                         SUBOPTION (b): / / For any Plan Year subsequent to the Plan Year for which the Forfeiture arises.

          NOTE: IF NO OPTION IS SELECTED, OPTION 2 AND SUBOPTION (a) WILL BE DEEMED TO BE SELECTED.
-------------------------------------------------------------------------------
          SECTION 13.  NORMAL RETIREMENT AGE AND EARLY RETIREMENT AGE
-------------------------------------------------------------------------------
Part A.   The Normal Retirement Age under the Plan shall be (CHECK AND
          COMPLETE ONE OPTION):
          OPTION 1:  /X/ Age 65.
          OPTION 2:  / / Age _______ (NOT TO EXCEED 65).
          OPTION 3: / / The later of age ______ (not TO EXCEED 65) or the ______ (NOT TO EXCEED 5TH) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

     NOTE:  IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED.

Part B.   Early Retirement Age (CHOOSE ONE OPTION):
          OPTION 1:  /X/ An Early Retirement Age is not applicable under the
                     Plan.
          OPTION 2: / / Age _______ (NOT LESS THAN 55 NOR MORE THAN 65). OPTION 3: / / A Participant satisfies the Plan's Early Retirement
                     Age conditions by attaining age ______ (NOT LESS THAN
                     55) and completing _______ Years of Vesting Service.

          NOTE:  IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE
          SELECTED.
-------------------------------------------------------------------------------
                          SECTION 14.  DISTRIBUTIONS
-------------------------------------------------------------------------------

Distributable Events.    ANSWER EACH OF THE FOLLOWING ITEMS.
A.   Termination of Employment Before Normal Retirement Age.  May a Participant who has not reached
     Normal Retirement Age request a distribution from the Plan upon Termination of Employment?         /X/  Yes  / /  No
B.   Disability. May a Participant who has incurred a Disability request a distribution from the Plan?  /X/  Yes  / /  No
C.   Attainment of Normal Retirement Age. May a Participant who has attained Normal Retirement
     Age but has not incurred a Termination of Employment request a distribution from the Plan?         /X/  Yes  / /  No
D.   Attainment of Age 59 1/2. Will Participants who have attained age 59 1/2 be permitted to
     withdraw Elective Deferrals while still employed by the Employer?                                  /X/  Yes  / /  No
E.   Hardship Withdrawals of Elective Deferrals. Will Participants be permitted to withdraw Elective
     Deferrals on account of hardship pursuant to Section 11.503 of the Plan?                           /X/  Yes  / /  No
F.   In-Service Withdrawals. Will Participants be permitted to request a distribution during service
     pursuant to Section 6.01(A)(3) of the Plan?                                                        /X/  Yes  / /  No
G.   Hardship Withdrawals. Will Participants be permitted to make hardship withdrawals pursuant to
     Section 6.01(A)(4) of the Plan?                                                                    / /  Yes  /X/  No
H.   Withdrawals of Rollover or Transfer Contributions. Will Employees be permitted to withdraw
     their Rollover or Transfer Contributions at any time?                                              /X/  Yes  / /  No

NOTE: IF A BOX IS NOT CHECKED FOR AN ITEM, "YES" WILL BE DEEMED TO BE SELECTED FOR THAT ITEM. SECTION 411(d)(6) OF THE CODE PROHIBITS THE ELIMINATION OF PROTECTED BENEFITS. IN GENERAL, PROTECTED BENEFITS INCLUDE THE FORMS AND TIMING OF PAYOUT OPTIONS. IF THE PLAN IS BEING ADOPTED TO AMEND AND REPLACE A PRIOR PLAN THAT PERMITTED A DISTRIBUTION OPTION DESCRIBED ABOVE, YOU MUST ANSWER "YES" TO THAT ITEM.

-------------------------------------------------------------------------------
                    SECTION 15.  JOINT AND SURVIVOR ANNUITY
-------------------------------------------------------------------------------
PART A.   RETIREMENT EQUITY ACT SAFE HARBOR:
          Will the safe harbor provisions of Section 6.05(F) of the Plan apply? (CHOOSE ONLY ONE OPTION)
          OPTION 1:  /X/ Yes.
          OPTION 2:  / / No..5
          NOTE: YOU MUST SELECT "NO" IF YOU ARE ADOPTING THIS PLAN AS AN AMENDMENT AND RESTATEMENT OF A PRIOR PLAN THAT WAS SUBJECT TO THE JOINT AND SURVIVOR ANNUITY REQUIREMENTS.

PART B    SURVIVOR ANNUITY PERCENTAGE:  (COMPLETE ONLY IF YOUR ANSWER IN
          SECTION 15, PART A IS "NO."
          The survivor annuity portion of the Joint and Survivor Annuity shall be a percentage equal to 50% (at LEAST 50% BUT NO
          MORE THAN 100%) of the amount paid to the Participant prior to his or her death.
-------------------------------------------------------------------------------
                         SECTION 16.  OTHER OPTIONS
                ANSWER "YES " OR "NO" TO EACH OF THE FOLLOWING
                  QUESTIONS BY CHECKING THE APPROPRIATE BOX.
  IF A BOX IS NOT CHECKED FOR A QUESTION, THE ANSWER WILL BE DEEMED TO BE "NO."
-------------------------------------------------------------------------------

A.   Loans:  Will loans to Participants pursuant to Section 6.08 of the Plan be permitted?             /X/  Yes  / /  No
B.   Insurance:  Will the Plan allow for the investment in insurance policies pursuant to Section
     5.13 of the Plan?                                                                                 /X/  Yes  / /  No
C.   Employer Securities:  Will the Plan allow for the investment in qualifying Employer securities
     or qualifying Employer real property?                                                             / /  Yes  /X/  No
D.   Rollover Contributions: Will Employees be permitted to make rollover contributions to the
     Plan pursuant to Section 3.03 of the Plan?                                                        /X/  Yes  / /  No
                                                                                                       / /  Yes, but only after
                                                                                                       becoming a Participant.
E.   Transfer Contributions: Will Employees be permitted to make transfer contributions to the
     Plan pursuant to Section 3.04 of the Plan?                                                        / /  Yes  /X/  No
                                                                                                       / /  Yes, but only after
                                                                                                       becoming a Participant.
F.   Nondeductible Employee Contributions: Will Employees be permitted to make Nondeductible
     Employee Contributions pursuant to Section 11.305 of the Plan?                                    / /  Yes  /X/  No
     Check here if such contributions will be mandatory.  / /
G.   Will Participants be permitted to direct the investment of their Plan assets pursuant to Section
     5.14 of the Plan?                                                                                 /X/  Yes  / /  No

-------------------------------------------------------------------------------
                    SECTION 17.  LIMITATION ON ALLOCATIONS
                              MORE THAN ONE PLAN
-------------------------------------------------------------------------------
If you maintain or ever maintained another qualified plan (other than a paired standardized money purchase pension plan using the same Basic Plan Document as this Plan) in which any Participant in this Plan is (or was) a Participant or could become a Participant, you must complete this section.
You must also complete this section if you maintain a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan.

PART A.   INDIVIDUALLY DESIGNED DEFINED CONTRIBUTION PLAN:
          If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan:
          1.  /X/   The provisions of Section 3.05(B)(1) through 3.05(B)(6)
                    of the Plan will apply as if the other plan were a master
                    or prototype plan.
          2.  / /   Other method. (PROVIDE THE METHOD UNDER WHICH THE PLANS
                    WILL LIMIT TOTAL ANNUAL ADDITIONS TO THE MAXIMUM PERMISSIBLE
                    AMOUNT, AND WILL PROPERLY REDUCE ANY EXCESS AMOUNTS, IN A
                    MANNER THAT PRECLUDES EMPLOYER DISCRETION.)

                    -----------------------------------------------------------

                    -----------------------------------------------------------

                    -----------------------------------------------------------
PART B.   DEFINED BENEFIT PLAN:
          If the Participant is or has ever been a participant in a defined benefit plan maintained by the Employer, the Employer will provide below the language which will satisfy the 1.0 limitation of Section 415(e) of the Code.

1.  /X/   If the projected annual addition to this Plan to the account of a
          Participant for any limitation year would cause the 1.0 limitation of
          Section 415(e) of the Code to be exceeded, the annual benefit of the defined benefit plan for such limitation year shall be reduced so that the 1.0 limitation shall be satisfied.

          If it is not possible to reduce the annual benefit of the defined benefit plan and the projected annual addition to this Plan to the account of a Participant for a limitation year would cause the 1.0 limitation to be exceeded, the Employer shall reduce the Employer Contribution which is to be allocated to this Plan on behalf of such Participant so that the- 1.0 limitation will be satisfied. (The provisions of Section 415(e) of the Code are incorporated herein by reference under the authority of Section 1106(h) of the Tax Reform Act of 1986.)

2.  / /   Other method. (PROVIDE LANGUAGE DESCRIBING ANOTHER METHOD. SUCH
          LANGUAGE MUST PRECLUDE EMPLOYER DISCRETION.)

                    -----------------------------------------------------------

                    -----------------------------------------------------------

                    -----------------------------------------------------------

-------------------------------------------------------------------------------
                         SECTION 18.  TOP-HEAVY MINIMUM
                             COMPLETE PARTS A AND B
-------------------------------------------------------------------------------

PART A.   MINIMUM ALLOCATION OR BENEFIT:
          For any Plan Year with respect to which this Plan is a Top-Heavy Plan, any minimum allocation required pursuant to Section 3.01(E) of the Plan shall be made (CHOOSE ONE):
          OPTION 1:  /X/ To this Plan.
          OPTION 2:  / / To the following other plan maintained by the
                         Employer (SPECIFY NAME AND PLAN NUMBER OF PLAN)

                         ------------------------------------------------------

                         ------------------------------------------------------
          OPTION 3:  / / In accordance with the method described on an attachment to this Adoption Agreement. (ATTACH LANGUAGE DESCRIBING THE METHOD THAT WILL BE USED TO SATISFY
                         SECTION 416 OF THE CODE. SUCH METHOD MUST PRECLUDE EMPLOYER DISCRETION.)

          NOTE:  IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE
          SELECTED.

PART B.   TOP-HEAVY VESTING SCHEDULE:
          Pursuant to Section 6.01(C) of the Plan, the vesting schedule that will apply when this Plan is a Top-Heavy Plan (unless the Plan's regular vesting schedule provides for more rapid vesting) shall be (CHOOSE ONE):
          OPTION 1:  /X/ 6 Year Graded.
          OPTION 2:  / / 3 Year Cliff.

          NOTE:  IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE
          SELECTED.

-------------------------------------------------------------------------------
                         SECTION 19.  PROTOTYPE SPONSOR
-------------------------------------------------------------------------------
Name of Prototype Sponsor   TRAVELERS INSURANCE COMPANY
-------------------------------------------------------------------------------
Address   ONE TOWER SQUARE HARTFORD, CT 06183
-------------------------------------------------------------------------------
Telephone Number            888-822-4710
-------------------------------------------------------------------------------
PERMISSIBLE INVESTMENTS
The assets of the Plan shall be invested only in those investments described below (To BE COMPLETED BY THE PROTOTYPE SPONSOR):
Variable Annuity Contract

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         SECTION 20.  TRUSTEE OR CUSTODIAN
-------------------------------------------------------------------------------

OPTION A:  / / Financial Organization as Trustee or Custodian

CHECK ONE:  / /    Custodian,    / /    Trustee without full trust powers, or
           / /     Trustee with full trust powers

Financial Organization
                      ---------------------------------------------------------
Signature
         ----------------------------------------------------------------------
Type Name
         ----------------------------------------------------------------------

COLLECTIVE OR COMMINGLED FUNDS
List any collective or commingled funds maintained by the financial organization Trustee in which assets of the Plan may be invested (COMPLETE IF APPLICABLE).

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

OPTION B:  /X/  Individual Trustee(s)

Signature ---------------------------    Signature ---------------------------

Type Name ---------------------------    Type Name ---------------------------

Signature ---------------------------    Signature ---------------------------

Type Name ---------------------------    Type Name ---------------------------

-------------------------------------------------------------------------------
                              SECTION 21.  RELIANCE
-------------------------------------------------------------------------------
An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Section 419A(d)(3) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code) in addition to this Plan (other an a paired standardized money purchase pension plan using the same Basic Plan Document as this Plan) may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Internal Revenue Code.
If the Employer who adopts or maintains multiple plans wishes to obtain reliance that his or her plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

The Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under
Section 401 of the Code unless the terms of the Plan, as herein adopted or amended, that pertain to the requirements of Sections 401(a)(4), 401(a)(17), 401(l), 401(a)(5), 410(b) and 414(s) of the Code, as amended by the Tax Reform Act of 1986, or later laws, (a) are made effective retroactively to the first day of the first Plan Year beginning after December 31, 1988 (or such later date on which these requirements first become effective with respect to this Plan); or (b) are made effective no later than the first day on which the Employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the Plan constitute such an interpretation.

This Adoption Agreement may be used only in conjunction with Basic Plan Document No. 04.

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                        SECTION 22.  EMPLOYER SIGNATURE
                     IMPORTANT: PLEASE READ BEFORE SIGNING
-------------------------------------------------------------------------------
I am an authorized representative of the Employer named above and I state the following:

1. I acknowledge that I have relied upon my own advisors regarding the completion of this Adoption Agreement and the legal tax implications of adopting this Plan.
2. I understand that my failure to properly complete this Adoption Agreement may result in disqualification of the Plan.
3. I understand that the Prototype Sponsor will inform me of any amendments made to the Plan and will notify me should it discontinue or abandon the Plan.

I have received a copy of this Adoption Agreement and the corresponding Basic Plan Document.

Signature for Employer                           Date Signed
                      ---------------------------           -------------------
Type Name                              Title
         ------------------------------      ----------------------------------

BOARD RESOLUTION

A meeting of the Board of Directors of
   KEYNOTE SYSTEMS, INC.
-------------------------------------------------------------------------------
herein referred to as "Corporation," was held on the _____ day of_________________, _____, in accordance with the Corporation's bylaws. The Directors approved the establishment of the
     KEYNOTE SYSTEMS, INC. 401(k) PLAN
-------------------------------------------------------------------------------
for the benefit of the Corporation's employees.

The following resolutions were offered, seconded and unanimously adopted.

BE IT RESOLVED that the Corporation established the
     KEYNOTE SYSTEMS, INC. 401(k) PLAN
-------------------------------------------------------------------------------
(the "Plan") to cover the employee to be effective 01-01-1997. Employees may commence elective deferrals into the Plan on or about 01-01-1997.

BE IT FURTHER RESOLVED, that the officers of the Corporation be authorized and directed to execute any and all documents and do any and all acts which may be necessary in connection with the adoption, maintenance and ongoing funding of the Plan.

BE IT FURTHER RESOLVED, that the trustee(s) under the Plan are the following:
     JAMES G. BARRICK, JR.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BE IT FURTHER RESOLVED, that the officers of the Corporation be authorized and directed to retain any service providers they believe necessary or desirable in connection with the Plan.

CERTIFICATION

I, the undersigned, Secretary of the Corporation do certify that the foregoing is a true, exact, and correct copy of a resolution adopted at lawfully held meeting of the Corporation's Board of Directors on the _____ day of ________, _____.

(Signed)
        ----------------------------------
                   Secretary

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QUALIFIED RETIREMENT PLAN/403(b)
LOAN DISCLOSURE

As a participant in the qualified retirement plan/403(b) adopted by your employer, you may be able to borrow a portion of your vested account balance. The loan program adopted by your employer is available on a uniform basis to all parties in interest to the plan who meet loan qualification requirements.
 For additional information about the loan program available under your employer's plan, contact the loan program administrator listed below.

NOTE:  THIS LOAN DISCLOSURE CONSTITUTES PART OF THE SUMMARY PLAN DESCRIPTION
(SPD) OF YOUR QUALIFIED RETIREMENT PLAN AND SHOULD BE KEPT WITH YOUR OTHER SPD DOCUMENTS.

-------------------------------------------------------------------------------
                              PLAN LOAN INFORMATION
-------------------------------------------------------------------------------

Plan Name KEYNOTE SYSTEMS, INC. 401(k) PLAN
          ---------------------------------------------------------------------
Plan Number    001      Plan Year-End  12-31
           -------------               ----------------------------------------

-------------------------------------------------------------------------------
                                 EFFECTIVE DATE
-------------------------------------------------------------------------------

The effective date of the plan loan program is    01-01-1997
                                              ---------------------------------

-------------------------------------------------------------------------------
                           LOAN PROGRAM ADMINISTRATOR
-------------------------------------------------------------------------------
The person responsible for administering your loan program is
       JAMES G. BARRICK, JR.
-------------------------------------------------------------------------------
Your loan program administrator may be reached at the following address and/or telephone number:
       (415) 524-3000
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          LOAN APPLICATION PROCEDURE
-------------------------------------------------------------------------------
To apply for a loan under this plan, you must complete and return to the loan program administrator a Loan Application Form, furnishing all information requested and pay any required loan application processing fees. In addition, you must follow the procedures described below. (SPECIFY)

-------------------------------------------------------------------------------
                         LIMITATIONS ON TYPES OF LOANS
-------------------------------------------------------------------------------
Loans from this plan may be used for the following purposes:
/X/  all
/ /  purchase of your principal residence
/ /  post-secondary tuition for you or your immediate family
/ /  medical expenses for you or your immediate family
/ / rent or mortgage payments to prevent eviction or foreclosure from your principal residence
/ /  other (SPECIFY)
                    -----------------------------------------------------------

-------------------------------------------------------------------------------
                            LOAN APPROVAL STANDARDS
-------------------------------------------------------------------------------
Decisions approving or denying loans from this Plan will be based on the following criteria:
/X/  the value of your vested individual account balance
/ /  other (SPECIFY)
NOTE: LOAN APPROVAL BASIS SELECTED MUST NOT CAUSE LOANS TO BE MADE AVAILABLE ON A DISCRIMINATORY BASIS.